Exhibit 99.1

Corporate Overview Needham & Company Growth Stock Conference January 2009

2 Safe Harbor Statement This presentation contains forward-looking statements that involve risks and uncertainties concerning Vitesse’s expected financial performance, as well as our strategic and operational plans. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, risks relating to our business, liquidity, financing arrangements, and capital commitments. All information in this presentation is as of January 6, 2008 and Vitesse does not intend, and undertakes no duty, to update this information to reflect future results or circumstances. More information about potential factors that could affect Vitesse’s business and financial results is included under the captions “Risk Factors” and Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Vitesse’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, which is on file with the U.S. Securities and Exchange Commission and available online at www.sec.gov.

3 The Company Leading supplier of IC solutions for Next-Generation Communications Networks Founded 1984. Initial Offering: December 1991 Symbol: VTSS (Currently trading on Pink Sheets) World-Class Products and Technology 20+ Year History Providing SONET and Ethernet Networking Solutions High-Speed Mixed-Signal Physical Layer Technologies Worldwide Presence Headquarters: Camarillo, California Domestic and International Design Centers Diversified Sales: 50% Domestic, 30% Asia, 20% Europe 500 Employees. 300 in Engineering

4 Financial Position Returned to Profitability Generating Cash From Operations Strengthening Cash Position Current on all SEC Filings Company Status Corporate Structure Completed Re-structuring Divested Storage Products Division Filled Key Management Positions Re-constituted Board of Directors Market Approach Addressing Two Large IC Market Segments: Carrier Networking Enterprise Networking Investing for Growth Integrated R&D Organization Focused on Ethernet Technologies Leveraging IP for Licensing Opportunities

Management Team

Position	Officer	Tenure	Experience
Chief Executive Officer	Chris Gardner	1986	Bell Labs
Chief Financial Officer	Rich Yonker	2006	Capella Photonics, Avanex Corporation
VP, General Counsel and Corporate Secretary	Michael Green	2007	Worldwide Restaurant Concepts, ARCO
VP, Strategy and Technology	Martin Nuss	2007	Ciena, Internet Photonics, Lucent (Bell Labs)
VP, Engineering	Paul Browne	2006	3Com, Audio Processing Technology
VP, Product Marketing	Tony Conoscenti	2001	Avnet, National Semiconductor, Teradyne
VP, Sales (East U.S. & Europe)	Mike Logan	1988	GAIN Electronics, Prudential Securities, AT&T
VP, Sales (Western U.S. & Asia)	Phil Richards	2001	Intel, American Microsystem, Intersil, Siliconix, Alliance, Sun Microsystems
VP, Operations	Mark Gulden	1985	Sperry-Univac
VP, Quality	Roy Carew	1996	Rockwell, St. Jude Medical
VP, Communications and HR	Ronda Grech	2007	Sterling Software (CA), MS&L, ValueClick

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
5

6 Markets and Products Markets METRO & ACCESS NETWORKS DATA CENTER & LARGE ENTERPRISES LOCAL AREA / SMALL MEDIUM ENTERPRISES CORE & OPTICAL NETWORKS Products CARRIER NETWORKING ENTERPRISE NETWORKING SONET / SDH & OTN: Framers, Mappers & Switches Ethernet MACs, Switches & Copper PHYs Signal Integrity: Optical PHYs, PMD, Crosspoint Switches & Re-timers

$2.5 Billion Industry; R&D Investments for Growth

Markets

CARRIER NETWORKING		ENTERPRISE NETWORKING	
CORE & OPTICAL NETWORKS	METRO & ACCESS NETWORKS	DATA CENTER & LARGE ENTERPRISES	LOCAL AREA SMALL MEDIUM ENTERPRISES






Served Market $2.5B - CAGR~20%

2009 IC TAM

SONET/SDH & OTN: Framers, Mappers, TSI Switches	$749 M
Ethernet MACs, Ethernet Switches PHYs	$1014 M
Signal Integrity Optical PHYs	$724 M

Sources: Infonetics, IDC, RHK, Vitesse

Vitesse R&D Investment Level


Ethernet
MACs, Switches, PHYs
SONET/SDH
OTN
IP
Signal Integrity
Optical PHYs

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
7

Convergence Is Happening



CARRIER NETWORKING
ENTERPRISE NETWORKING
Residential Access
VOICE
COPPER
VoIP
PPPoE
ATM
DSL
3-Play
VIDEO
MPEG
DoCSIS
IP Video
Wireless Access
T1/E1
DS3
FRAME
ATM
SONET
u-WAVE
2G
3G
4G
Ethernet Microwave
E-LINE
E-LAN
T1/E1
DS3
FRAME
ATM
SONET
Metro Networks
Business Services
CARRIER ETHERNET
CARRIER SWITCHING
DWDM / OTN TRANSPORT
IP SERVICES on ETHERNET
CONVERGED ETHERNET
DATACENTER SWITCHING
ETHERNET TRANSPORT
IP SERVICES on ETHERNET
T1/E1
DS3
FRAME
ATM
SONET
Video Conferencing
Datacenter Bridging
SCSI
FC
FCoE
Storage Area Networks
IPC
I-BAND
Server Clustering

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
8

9 Our Winning Strategy At-a-Glance TECHNOLOGY LEADERSHIP SPECIALIZATION FASTEST GROWING MARKET SEGMENTS Signal Integrity Lowest Power Transport & Packet Processing “Legos” Transition to “Next-Generation” Ethernet Solving High-speed Signal Propagation Problems Low-power PHY and Switching Technology 0 5 10 15 20 2005 2006 2007 2008 2009 2010 Carrier Ethernet Equipment Market 27% CAGR $B 0 100 200 300 400 2005 2006 2007 2008 2009 2010 57% CAGR 10 Gigabit Ethernet IC Market $M

10 Focused Product Development Product Segments SI / PHYSICAL LAYER SWITCHING / ETHERNET PROCESSING Technology Innovation Leverage market leading EoS mappers Incorporate Carrier features in fifth generation of Ethernet switches and MACs Extend leadership in low-power Ethernet Move to 65nm Address HDTV market Leverage IP into licensing opportunities Leveraging R&D Focus on one technology into multiple markets Maintain R&D at reasonable levels; Increase impact Introduce three products per quarter in 2009

11 Competitive Landscape Copper PHYs PMD / PHYs Signal Integrity Ethernet MACs & Switches Enterprise Networking Solutions Copper PHYs PMD / PHYs Signal Integrity Framers & TDM Switches EoS & OTN Mappers Ethernet MACs & Switches Carrier Networking Solutions GE IC Providers Traditional Telecom IC Providers VITESSE New Entry, No Market Traction Partial Solution, Limited Market Traction Vitesse Strategic Investment Area Complete Solution, Market Traction

12 Leading Customers in the ‘Networking’ World

Financials

14 SEC Reporting Obligations - CURRENT Form 10-K for fiscal years September 30, 2006 and 2007 FILED September 30, 2008 Forms 10-Qs first three quarters of fiscal year 2008 FILED December 31, 2008 Form 10-K for fiscal year ended September 30, 2008 FILED December 31, 2008 Total Cost $41.0 M

15 Financial Summary (GAAP) $ in Millions Audited Audited Audited INCOME STATEMENT 2008 2007 2006 Net Revenue 228.5 221.9 203.3 Cost of revenues 106.3 113.8 112.7 % of Sales 4 7% 51% 5 5% R&D 50.0 47.2 66.4 % of Sales 2 2% 21% 3 3% SGA&O 53.0 49.3 57.6 % of Sales 2 3% 22% 2 8% Non-Recurring Remediation 10.8 13.6 16.6 Operating Income 8.4 (1.8) (50.0) % of Sales 4% -1% -25% Other income/(expense), net 0.3 (2.9) (1.1) Taxes 1.2 0.2 0.8 Income (loss) from Continuing Ops 7.5 (4.9) (51.9) % of Sales 3% -2% -26% Discontinued Ops (9.1) 16.8 15.3 Net Income 16.6 (21.7) (67.2) % of Sales 7% -10% -33% Shares 223.5 223.5 222.1 EPS $0.07 ($0.10) ($0.30) BALANCE SHEET 2008 2007 2006 Cash 36.7 26.0 25.3 Net Inventory 37.5 33.7 60.6 A/R (excluding disti billings) 6.3 7.1 4.3 A/P 16.1 15.0 26.3 Form 10-K ; Dec 31, 2008

FY2006 to FY2008 Revenue (GAAP)



70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
$M
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07
Q2 FY07
Q3 FY07
Q4 FY07
Q1 FY08
Q2 FY08
Q3 FY08
Q4 FY08
Product
IP

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
16

17 Core Revenue Growth $0 $50 $100 $150 $200 $250 FY2006 FY2007 FY2008 Revenue Carrier Enterprise IP EOL Non-Core Revenue CAGR Core + 28% Non-Core + EOL ( - 23% )

18 Expenses as % of Revenue (GAAP) 55% 51% 47% 33% 21% 22% 24% 19% 22% 6% 5% 8% 3% 1% 4% 0% 20% 40% 60% 80% 100% 120% FY2006 FY2007 FY2008 % Revenue Cost of Revenue R&D SG&A Acctng Recon Amort Intag Assets

FY2006 to FY2008 Cash (GAAP)


50
45
40
35
30
$M 25
20
15
10
5
0
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07
Q2 FY07
Q3 FY07
Q4 FY07
Q1 FY08
Q2 FY08
Q3 FY08
Q4 FY08
Q1 FY09

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
19

FY2006 to FY2008 Operating Income (GAAP)


10.0
6.0
2.0
-2.0
-6.0
-10.0
-14.0
-18.0
$M
Q1 FY06
Q2 FY06
Q3 FY06
Q4 FY06
Q1 FY07
Q2 FY07
Q3 FY07
Q4 FY07
Q1 FY08
Q2 FY08
Q3 FY08
Q4 FY08
Operating Income

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
20

21 Long-Term Financial Targets* Income statement targets as % of revenues Gross margins 55% to 60% R&D 25% to 28% SG&A 11% to 14% (excluding depreciation) Operating Income 11% to 16% EBITDA 17% to 22% Balance sheet targets Four Inventory turns per year Accounts payable and accounts receivable at normal industry levels * Our long-term financial targets contain forward-looking statements including without limitation those about the Vitesse’s estimated gross margins, operating income and EBITDA. These statements involve risks and uncertainties, as well as current expectations of future events based on certain assumptions. Accordingly such targets are not guarantees of future performance as our actual results may differ significantly from our long-term financial targets.

22 Vitesse’s Compelling Message Markets MEGA – Market of $2.5B growing at 15%+ CAGR Brand 20+ Year History Customer Loyalty Sustainable Business Model Competitive Advantage Compelling Products Best-in-Class Technology Cash Solid Balance Sheet Cash Flow Positive from Operations

Thank You